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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 7, 1996





                              WINSTON HOTELS, INC.
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                  0-23732            56-1872141
(State or other jurisdiction of  (Commission File No.)    (I.R.S. Employer
      incorporation)                                   Identification Number)


          2209 CENTURY DRIVE, SUITE 300, RALEIGH, NORTH CAROLINA 27612
                    (Address of principal executive offices)


                                 (919) 510-6010
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Winston Hotels, Inc. (the "Company") through WINN Limited Partnership of which it is the sole general partner and in which it currently owns an approximate 95.5% interest consummated the acquisition of the following hotels on May 7, 1996:


                                                                                      Purchase
                                        No.                                            Price
          Hotel                       of Rooms                Location                 ($000)
          -----                       --------                --------                 ------
    Holiday Inn Select                  244                 Garland, TX                $14,805

    Holiday Inn Express                  80                 Abingdon, VA               $ 2,669

    Comfort Suites                   62 (suites)            London, KY                 $ 2,364

    Hampton Inn                         119                 Duncanville, TX            $ 3,161

The properties were purchased from Dallas Lodging Associates, Inc., A.B. Lodging Associates, Inc., London Lodging Associates and Duncanville Lodging Associates, Ltd., respectively, parties unrelated to the Company. The Company also purchased land parcels adjacent to two of these hotels for possible expansion for $0.6 million. The purchase prices were financed in part with borrowings under the Company's existing $50 million line of credit with Wachovia Bank of North Carolina and with $17 million of borrowings under a new interim unsecured line of credit from Wachovia Bank of North Carolina. Contemporaneous with the purchases, the Company leased the properties to Winston Hospitality, Inc. pursuant to percentage leases. Impac Hotel Group, Inc. will continue to manage the Holiday Inn Select hotel under a separate
management agreement with Winston Hospitality, Inc.   The properties will
continue to be operated as hotel properties.


ITEM 5.  OTHER EVENTS

         On May 6, 1996, the Company, through WINN Limited Partnership, acquired a 191-room Comfort Inn in Greenville, South Carolina for a purchase price of $4.4 million from an unrelated third party. Pursuant to the requirements of Form 8-K and Regulation S-X, this acquisition is not required to be reported in Item 2 hereof.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)(i) The audited financial statements of properties acquired and described in Item 2 are incorporated by reference to pages F-32 through F-40 of the Company's Registration Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on April 25, 1996. Copies of the financial statements are contained in Exhibit 99.1 attached hereto.

                 Report of Independent Accountants
                 Combined Balance Sheet as of December 31, 1995
                 Combined Statement of Income for the Year Ended December 31,
                 1995
                 Combined Statement of Equity for the Year Ended December 31,
                 1995
                 Combined Statement of Cash Flows for the Year Ended December 31, 1995
                 Notes to Combined Financial Statements

         (ii) At the date hereof, it is impracticable to provide the interim unaudited financial statements required by Rule 3-05 of Regulation S-X. The interim unaudited financial statements for the three months ended March 31, 1996 will be filed at a later date, no later than 60 days after the date hereof.





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(b)      At the date hereof, it is impracticable to provide the unaudited pro forma financial information prescribed by Article 11 of Regulation S-X. This information will be filed at a later date, no later than 60 days after the date hereof.

(c) The following exhibits required by Item 601 of Regulation S-K are listed below:

         Exhibit 10.6 Agreement of Purchase and Sale, dated February 1, 1996, among WINN Limited Partnership, Dallas Lodging Associates, Inc., A.B. Lodging Associates, Inc., London Lodging Associates and Duncanville Lodging Associates, I, Ltd. (incorporated by reference to
                          Exhibit 10.6 filed with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 as filed with the Securities and Exchange Commission on May 14, 1996

         Exhibit 99.1 Copies of the audited financial statements of properties acquired and described in Item 2 hereof as of and for the year ended December 31, 1995 incorporated by reference to pages F-32 through F-40 of the Company's Registration Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on April 25, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WINSTON HOTELS, INC.


May 21, 1996               /s/ Robert W. Winston, III
- -------------              -----------------------------------------------------
Date                       Robert W. Winston, III
                           Chief Executive Officer and President




May 21, 1996               /s/ Philip R. Alfano
- -------------              -----------------------------------------------------
Date                       Philip R. Alfano
                           Senior Vice President and Chief Financial Officer











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                                 EXHIBIT INDEX


                                                                                Sequential
Exhibit                                    Description                           Page No.
- -------                                    -----------                          ----------
 99.1                     Copies of the audited financial statements of             6
                          properties acquired and described in Item 2
                          hereof as of and for the year ended December
                          31, 1995 incorporated by reference to pages
                          F-32 through F-40 of the Company's Registration
                          Statement on Form S-3 (Registration No. 333-3986)
                          filed with the Securities and Exchange Commission
                          on April 25, 1996